                                                                    EXHIBIT 32.2


  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002


         In connection with the Quarterly Report of SEDONA Corporation on Form 10-Q for the quarter ending September 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Quarterly Report"), I, Anita M. Primo, Chief Financial Officer of SEDONA Corporation certify, pursuant Section 906 of the Sarbanes-Oxley Act of 2002, that:
         (1) The Quarterly Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
         (2) The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of SEDONA Corporation.


Dated: November 14, 2005             /s/ ANITA M. PRIMO
                                     ------------------------------------------
                                     Anita M. Primo
                                     Vice President and Chief Financial Officer
                                    (Principal Financial Officer)